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                        VERTEX COMMUNICATIONS CORPORATION

                                  EXHIBIT 10.23
                                       TO
                           ANNUAL REPORT ON FORM 10-K
                     For Fiscal Year ended September 30,1998

                SECOND AMENDMENT TO LOAN AGREEMENT BY AND BETWEEN
                      VERTEX COMMUNICATIONS CORPORATION AND
                      BANK ONE, TEXAS, NATIONAL ASSOCIATION

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                                                                   EXHIBIT 10.23

                               SECOND AMENDMENT TO
                                 LOAN AGREEMENT


     THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is entered into as of September 15, 1998, by and between VERTEX COMMUNICATIONS CORPORATION ("Borrower") and BANK ONE, TEXAS, NATIONAL ASSOCIATION ("Bank").

     WHEREAS, Borrower and Bank entered into that certain Loan Agreement dated as of June 11, 1997 (as amended by First Amendment, the "Loan Agreement"); and

     WHEREAS, the Loan Agreement currently governs, inter alia, Borrower's Revolving Line of Credit in the maximum amount of $15,000,000.00 as currently evidenced by that certain promissory note dated June 11, 1997 payable by Borrower to the order of Bank in the stated principal amount of $15,000,000.00 (the "Note"); and

     WHEREAS, the Loan Agreement, the Note and all other documents evidencing, securing, governing and/or pertaining to the Note are hereinafter referred to collectively as the "Loan Documents"; and

     WHEREAS, the parties hereto now desire to modify the Loan Agreement as hereinafter provided;

     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties, and agreements contained herein, and for other valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                                   Definitions

     Section 1.01 The terms used in this Amendment to the extent not otherwise defined herein shall have the same meanings as in the Loan Agreement.


                                   ARTICLE II

                                    Amendment


     Section 2.01 Effective as of the date hereof, the term "Termination Date" in Subparagraph "1.a." of the Loan Agreement is hereby amended to be June 11, 2000.


SECOND AMENDMENT TO LOAN AGREEMENT - Page 1

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                                                                   EXHIBIT 10.23

                                   ARTICLE III

                                      Note

     3.01 Contemporaneously with the execution hereof, Borrower agrees to execute and deliver to Bank a promissory note (the "Renewal Note") in the stated principal amount of $15,000,000.00, in form and substance satisfactory to Bank, in renewal and extension of the Note.


                                   ARTICLE IV

           Representations, Warranties, Ratification and Reaffirmation

     Section 4.01 Borrower hereby represents and warrants that: (i) the representations and warranties contained in the Loan Agreement are true and correct on and as of the date hereof as though made on and as of the date hereof, (ii) no event has occurred and is continuing that constitutes an Event of Default or would constitute an Event of Default but for the requirement of notice or lapse of time or both, and (iii) there are no claims or offsets against, or defenses or counterclaims to, the Note, the indebtedness evidenced thereby or the liens securing same (including without limitation, any defenses or offsets resulting from or arising out of breach of contract or duty, the amount of interest charged, collected or received on the Note heretofore, or breach of any commitments or promises of any type).

     Section 4.02 The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement, but except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect, Borrower hereby agreeing that the Loan Agreement and the other Loan Documents are and shall continue to be outstanding, validly existing and enforceable in accordance with their respective terms.


                                    ARTICLE V

                                  Miscellaneous

     Section 5.01 Each of the Loan Documents is hereby amended so that any reference in the Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     Section 5.02 This Amendment may be executed simultaneously in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 5.03 This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.


SECOND AMENDMENT TO LOAN AGREEMENT - Page 2


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                                                                   EXHIBIT 10.23

                  EXECUTED as of the date first above written.

                                    BORROWER:

                        VERTEX COMMUNICATIONS CORPORATION


                                              By:
          --------------------------             -----------------------------

                                              Name:
          --------------------------               ---------------------------

                                              Title:
          --------------------------                --------------------------


                                      BANK:

                      BANK ONE, TEXAS, NATIONAL ASSOCIATION


                                              By:
          --------------------------             -----------------------------

                                              Name:
          --------------------------               ---------------------------

                                              Title:
          --------------------------                --------------------------





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